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Exhibit 24.1







CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into The Jones Financial Companies, A Limited Partnership's previously filed S-8
Registration Statements File No. 33-35247 and No. 33-62734.







                                        ARTHUR ANDERSEN & CO.






St. Louis, Missouri,
March 28, 1994